FEBRUARY 8, 2021 2021 1st quarter earnings call Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2020. In addition, certain factors with respect to the proposed disposition of Interior Products could cause actual results to differ materially from those indicated by such forward-looking statements, including without limitation, the possibility that the expected cost savings, debt leverage reduction and other financial and operational impacts from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that costs of restructuring transactions and other costs incurred in connection with the proposed transaction will exceed our estimates or otherwise adversely affect our business or operations; the risk that consummating the proposed transaction may be more difficult, time-consuming or costly than expected, with adverse impacts on our resources, systems, procedures and controls; the risk of diversion of management’s attention; the risk of adverse impacts on relationships with customers, suppliers, employees and other business counterparties; and the possibility that the proposed transaction does not close, including, but not limited to, as a result of a failure to satisfy the closing conditions. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs are related. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on February 8, 2021.

3 President & chief executive officer Julian francis

4 First quarter overview – Sharp gains in first quarter net income and Adjusted EBITDA* Q1 improvement driven by strong residential sales growth and favorable operating cost leverage Continuing net sales increased 11.4% November and December monthly sales accelerated, leveraging strong demand and milder weather Residential roofing up 21.2% on R&R and new construction strength, and higher pricing Non-res roofing declines narrowed; lingering COVID challenges have continued Complementary increased 8.8% driven by strong demand in residential product categories Continuing gross margins up 140 bps YoY to 25.4% Positive price-cost from Aug price increase timing and execution, mix and higher sales incentives tied to increased customer shipments Continuing operating expense leverage aided by productivity gains Operating costs $305M vs. $321M in year ago quarter (19.3% vs. 22.7% of sales) Adjusted OpEx* $276M vs. $285M in year ago quarter (17.5% vs. 20.1% of sales) Combined company (continuing plus discontinued operations) sales of $1,825M (up 9.0%) and Adj EBITDA* of $158M vs. $94M in Q1’20 Ceo perspective – first quarter review *Non-GAAP measure; see Appendix for definition and reconciliation Emphasis on results-based organic growth, pricing execution and driving operating productivity

Q1 RESULTS: CONTINUING OPERATIONS



Net Sales ($M)
$ 1,415
$ 1,577
Gross Margin ($M)
$ 340
24.0%
$ 400
25.4%
Operating Expense ($M)
$ 321
22.7%
$ 305
19.3%
$ 285
20.1%
$ 276
17.5%
Net Income/Adj. EBITDA* ($M)
($24)
$ 47
Net Income (Loss)
$ 77
5.4%
$143
9.1%
Adj EBITDA*
Q1 2020
Q1 2021
% of Net Sales

- Daily sales +11.4% YoY
- Res roofing up 21.2%
- YoY non-res declines stabilized vs. 2H'20
- Complementary up 8.8%

- Gross margin +140 bps YoY
- Price-cost positive ~70 bps
- Strong price execution, favorable price increase timing, mix and sales-based incentives

- Reduction in YoY Adj. OpEx*
- Significant OpEx leverage
- Substantial productivity gains and cost control discipline
- Benefits from reduction in T&E compared to prior year

- Adj. EBITDA* $66M higher YoY
- Sales growth, gross margin expansion and lower OpEx drive significant Adj EBITDA gain
- Adj. EBITDA margin* of 9.1% vs. 5.4% in prior year

Acceleration in sales and operating cost discipline drive strong bottom-line results

*Non-GAAP measure; see Appendix for definition and reconciliation

5 becn.com

BEACON

6 Divestiture drives opportunity for greater focus on core exteriors and improves balance sheet Previously announced Interior Products divestiture remains on target to close in Q2’21 Company returns to exteriors focus, raising exposure to non-discretionary R&R and residential markets Substantial balance sheet improvement tied to divestiture proceeds Sale proceeds allow debt reduction, seasonal working capital and flexibility for growth investments Divestiture meaningfully accelerates ability to reach net debt leverage goals Attractive cash flow potential within remaining exteriors business Divestiture sharpens leadership focus on strategic initiatives Expected contributions from strategic initiatives largely unchanged Four initiatives remain a centerpiece of long-term company strategy Ceo perspective – exteriors focus Company returns focus to core exteriors business (continuing operations) following divestiture

Strategic initiatives Higher selling activity drives increased organic growth Strategic coaching, training and support for sales organization Over 1.3M customer contacts in FY2020 and 1.2M exteriors contacts Organic Growth Branch Operating Performance Improve operating performance of lowest quintile branches Drive operating efficiencies across network $20+ million FY2020 improvement within exteriors; expect similar FY2021 benefit Raise customer service levels Generate cost savings and cash flow benefits Opportunity for $50-100M inventory reduction opportunity Accelerates talent development in field operations Beacon OTC® Network Important value-add for customers Most complete digital offering within building products distribution FYE 2020 digital sales exit rate >10% of total; for exteriors, digital >11% of sales Digital Platform Underlined items show historical/estimated impact within exteriors only; disclosures previously included exteriors and interiors Focused on sales outperformance and operational execution

8 Executive vice president & chief financial officer Frank lonegro

9 Q1 Sales – continuing operations Sales growth accelerated from 2H’20, particularly within residential categories Residential and non-residential end markets continue to experience divergent trends Res roofing +21% driven by strong re-roofing and new construction, as well as regional hurricane demand and favorable price execution Non-res roofing declines stabilized given favorable weather and improving confidence among building owners and property managers Complementary saw attractive growth in residential construction and remodeling; end market mix: ~80% res and ~20% non-res The states first impacted by the pandemic had flat Nov daily sales and positive Dec growth

Margin & expense – continuing OPERATIONS Data provided relates to remaining exteriors business, following expected interiors divestiture Gross margin increased 140 bps YoY; price-cost ~70 bps favorable August 2020 shingle price increase was successfully executed; additional increases announced for multiple other categories Reduced YoY Adjusted OpEx*; benefiting from employee and fleet productivity, cost discipline and reduced T&E spending **Hours worked reflect all company-wide hourly employees, but exclude salaried/commission-based personnel *Non-GAAP measure; see Appendix for definition and reconciliation

Improved Balance sheet outlook Strong cash flow track record in exteriors Quarterly shingle purchases up significantly YoY on increased demand and expected residential strength in 2021 Expect FY2021 cash conversion to be consistent with previous disclosure After-tax Interior Products sale proceeds expected to approximate $750M Priorities for proceeds include debt reduction and growth investments Continuing Q1’21 pro forma Net Debt Leverage* of 3.2x *Non-GAAP measure; see Appendix for definition and reconciliation

President & chief executive officer Julian francis

FINAL THOUGHTS - CONTINUING OPERATIONS

Near-Term Expectations - Continuing Operations

- January total sales up ~6.5%; Jan 2021 had 20 selling days vs. 22 in Jan 2020
- Expect Q2 MSD-HSD sales increase (one fewer selling day YoY); growth below pacing given greater exteriors seasonality and winter weather uncertainty
- Q2 gross margins expected at ~24.5% (prior year = 22.6%); driven by pricing and mix
- Balanced winterization effort and OpEx discipline

Fiscal 2021 Perspective - Continuing Operations

- Raising sales outlook to HSD driven by residential strength
  - Limited non-res visibility given COVID-19 uncertainty
- Anticipate FY2021 Adj. EBITDA* of $500-525M; approx. 25-30% YoY increase
  - Focus on price execution, productivity gains and leveraging strong residential backdrop
  - Previous $500-525M Adj. EBITDA outlook included Interior Products

Appendix includes FY2020-2021 quarterly financial details for continuing operations

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*Non-GAAP measure; see Appendix for definition and reconciliation

BEACON

Reconciliations: non-gaap financial measures FY2020-2021 results by Quarter (Continuing operations) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. *Q2 2020 amounts include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on February 8, 2021.

Reconciliations: non-gaap financial measures Net Sales & Adjusted ebitda — Combined (Exteriors and interiors)

Reconciliations: non-gaap financial measures PRO FORMA Net debt leverage We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters.

Reconciliations: non-gaap financial measures *Composed of Acquisition costs, Restructuring costs and COVID-19 impact. Fy2021 guidance: Adjusted ebitda (Continuing operations)